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                               THE GALAXY VIP FUND

                     GALAXY VIP COLUMBIA HIGH YIELD FUND II

     Supplement dated September 18, 2000 to Prospectus dated April 30, 2000

THIS SUPPLEMENT IS TO BE USED WITH THE PROSPECTUS DATED APRIL 30, 2000. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-877-BUY-GALAXY (1-877-289-4252).

The following information replaces the sidenote on page 19.


PORTFOLIO MANAGERS

The Fund's portfolio managers are Jeffrey L. Rippey, CFA and Kurt M. Havnaer, CFA, each a Vice President of Columbia. Mr. Rippey and Mr. Havnaer are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Rippey has managed the Fund since it began operations in March 1998. He has been with Columbia since 1981. Mr. Havnaer has co-managed the Fund since September 2000. Prior to joining Columbia in 1996, Mr. Havnaer worked as a Portfolio Manager, Analyst and Trader for SAFECO Asset Management Company.